Supplement Dated July 22, 2016
To the Product Prospectuses dated May 1, 2016 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective August 22, 2016, the following funds will be available as new investment options under your Policy:

American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.

MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company.
•	MFS® VIT III Mid Cap Value Portfolio (Initial Class): Seeks capital appreciation.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.

PIMCO Variable Insurance Trust, advised by PMCO.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Please retain this Supplement for future reference.